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#1 Genentech: An Overview Genentech: An Overview Patrick Yang, Executive Vice President Manufacturing, Genentech November 17, 2006

#2 Meeting Agenda Introduction to Genentech Pat Yang Manufacturing Next steps Pat Yang Q&A All

#3
Manufacturing
Manufacturing
•
Genentech is a world leader in biotech
manufacturing, with more FDA-approved
manufacturing capacity for the production of
biotech medicines than any other company
•
Four facilities:  South San Francisco, CA;
Vacaville, CA and Oceanside, CA and
Porriño, Spain
•
We believe we have the right plans in place
to meet the growing demand for our
products:
•
Oceanside facility purchased from Biogen
Idec in 2005
•
Option to purchase facility in Singapore
•
Working with Lonza, Wyeth and Novartis
•
Process yield improvements for Rituxan and
Avastin
•
New capacity coming online for bulk and
filling/packaging

√
	Rituxan Rituximab Proven. Promising.			
	AVASTIN (bevacizumab)

#4
• Q4’06, announced Lonza will acquire our
40,000 liter facility in Porriño, Spain; Lonza will
continue production of Avastin for Genentech
for 3 years
• We anticipate closing the transaction before
the end of 2006
Porriño, Spain
(Lonza Biologics)
Status Enhancement Project Facility
• Anticipate construction, qualification and
licensure of our new plant in Vacaville,
California in 2H’09 (additional 200,000 liters)
Vacaville, CA
CCP2
Genentech Bulk
Manufacturing
Oceanside, CA
NIMO
• Anticipate FDA licensure to produce
commercial Avastin in 1H’07 (90,000 liters)
Contract
Manufacturing
Wyeth BioPharma
Andover, MA
• Received FDA licensure to produce Herceptin
Q3’06
Process
Improvements
Rituxan
• Anticipate approval of higher titer Rituxan
process in Vacaville by the end of 2006
(+50%)
Avastin
• Anticipate approval of higher titer Avastin
process in South San Francisco by the end of
2006 (+50%)
Near-term Key Capacity Enhancement
Projects
Near-term Key Capacity Enhancement
Projects
As of November 9, 2006

#5
Novartis
Pharmaceuticals
Huningue, France
•
Began manufacturing all future worldwide
supply of Xolair
Wyeth BioPhmara
Andover, MA
•
Received FDA licensure to produce
Herceptin
Lonza Biologics
Porrino, Spain
•
Announced Lonza will acquire our 40,000
liter facility in Porriño, Spain; facility will
continue production of Avastin for 3 years
Lonza Biologics
Singapore
•
Entered into long-term supply agreement
with Lonza to manufacture Genentech
products at their 80,000-liter facility in
Singapore; We have an exclusive option
to purchase the Singapore facility in the
future
2006 Key Contract Manufacturing
Accomplishments
2006 Key Contract Manufacturing
Accomplishments
•
Our strategies include expanding or acquiring facilities and engaging contract manufacturers that produce Genentech’s products on our behalf
As of November 9, 2006

Genentech

Rituxan
Rituximab
Proven. Promising.

AVASTIN
(bevacizumab)

Roche

#6
•
Completed qualification runs of Avastin at Oceanside
•
Expect FDA licensure to produce Avastin 1H’07
•
Purchased state-of-the-art finish/fill facility in
Hillsboro, Oregon
•
Expect facility to be licensed and operational in 2010
•
Expect FDA approval of high titer processes for
Rituxan (in Vacaville) and Avastin (in SSF)
•
Signed two new product supply agreements with
Roche
Other 2006 Manufacturing Accomplishments
Other 2006 Manufacturing Accomplishments
As of November 9, 2006

#7
Genentech’s Oceanside Facilities
Genentech’s Oceanside Facilities
Manufacturing Facility Manufacturing Facility
NIMO
Commercial Facility
NICO
Clinical Facility
Purchased Purchased June 2005 February 2006
Potential Capacity Potential Capacity 90,000 liters 5,500 liters
# of Employees # of Employees
Approximately 530 employees as
of September 30, 2006
Plan to employ approximately 30
employees  by the end of 2006
Status Status
•
Q3’06 completed qualification
runs of Avastin
•
Expect FDA licensure to produce
Avastin in 1H’07
•
Expect to be operational by
Q1’07
QuickTime™ and a
MPEG-4 Video decompressor
are needed to see this picture.

#8
- Potential to purchase Lonza Singapore Facility 610,000 Liters Option to Purchase from 2007 - 2010
•Q4’06 Genentech obtained an exclusive option to purchase the Lonza Singapore facility during the period from 2007 to 2012
•Licensure to produce Avastin is expected in 2010
80,000 liters Lonza Singapore Facility
•Q4’06,
announced Lonza will acquire our 40,000 liter facility in Porriño, Spain; Lonza will continue production of Avastin for
Genentech for 3 years.
•We anticipate closing the transaction before the end of 2006.
Lonza Biologics, Porriño, Spain
Comments Other
Comments Potential Capacity Genentech Bulk Manufacturing Facility
240,000 Liters Current Total Capacity in Use
- Potential addition of Vacaville, CA 530,000 Liters Potential Capacity in 1H’09
- Potential addition of Oceanside, CA 330,000 Liters Potential Capacity in 1H’07
Comments Contract Manufacturing (Bulk)
•Expect FDA licensure in 2H’09
200,000 (8x25,000L) Vacaville, CA (CCP2)
•In July 2006, Roche signed two new product supply agreements which supplement and supersede existing product supply agreements. Roche has agreed to purchase specified amounts of Herceptin, Avastin and Rituxan through 2008 and to purchase specified amounts of Herceptin and Avastin through 2012.
– Previously, Roche had assumed most of their own ex-US Herceptin supply and was planning on assuming all their ex-
US Avastin supply.
•Genentech has and will continue to supply all of Roche’s ex-U.S. Rituxan supply.
Roche, Penzberg, Germany
•Received FDA licensure in Q1’06 to produce bulk substance Xolair (will produce all future worldwide supply). As of Q3’06,
Genentech will acquire bulk supply of Xolair from Novartis and compensate them on a cost plus mark up basis.
Novartis Pharmaceuticals, Huningue, France
•Received
FDA licensure in Q3’06 to produce Herceptin; expect Wyeth to produce 25% of Herceptin over the next several years. Genentech will produce the remainder in Vacaville.
Wyeth BioPharma, Andover, MA
•Received FDA licensure in Q3’05 to produce Rituxan; expect Lonza to produce ~50% of Rituxan over the next several years.
Genentech will produce the remainder in our other facilities.
•Q3’06 we completed qualification runs of Avastin
•Expect
FDA licensure to produce Avastin in 1H’07
•First licensed in 2000. Licensed to produce Avastin, Herceptin, Rituxan, Xolair.
•First licensed in 1985. Licensed to produce Activase, Avastin, Cathflo Activase, Herceptin,
Lucentis, Nutropin, Nutropin AQ, Pulmozyme, Raptiva, Rituxan, and TNKase.
Comments
Lonza Biologics, Portsmouth, NH
90,000 (6x15,000L) Oceanside, CA (NIMO)
144,000 (12x12,000L) Vacaville, CA (CCP1)
96,000 (8x12,000L) South San Francisco, CA
Current Capacity Genentech Bulk Manufacturing Facility
Manufacturing Capacity
Manufacturing Capacity
As of November 9, 2006

Liters
Oceanside, CA (NIMO)
Vacaville, CA (CCP2)
Option to purchase Lonza Singapore

#9
0
50,000
100,000
150,000
200,000
250,000
300,000
350,000
400,000
450,000
500,000
550,000
600,000
650,000
1999 2000 2001 2002 2003 2004 2005 2006 1H'07 2008 2H'09 2010
*Chinese Hamster Ovary Cell Culture
Note: In Q4’06, Genentech has entered into an agreement with Lonza to purchase Genentech's Porrino, Spain manufacturing facility. Concurrently, we entered into a supply agreement for the manufacture of certain Genentech products at Lonza's facility currently under construction in Singapore, with Genentech also receiving the right to exercise an exclusive option to purchase the Lonza Singapore facility during the period from 2007 to 2012. The transactions are subject to various closing conditions..
As of November 9, 2006
Genentech Commercial Cell Culture*
Bioreactor Capacity
Genentech Commercial Cell Culture*
Bioreactor Capacity
Current Commercial Capacity
South San Francisco, CA and Vacaville, CA (CCP1)

#10
What Does This Mean For You?
What Does This Mean For You?
•
We encourage continued focus on your current efforts to bring important new medicines to patients, as this is in everyone’s best interest
•
While we fully expect the deal to go through, we aren’t there yet
•
Your current management continues to run the company until
close
•
Once the GNE and Tanox transition teams are up and running,
more detailed information will be available on next steps, key milestones, etc.
•
Most importantly, we recognize that this is an uncertain time for
Tanox employees.   Consistent with our values, our intent is to treat
Tanox employees with the same respect & integrity that we treat our own employees

#11
Transition Process Will Be Organized Around Four Areas
Transition Process Will Be Organized Around Four Areas
EC / Legal EC
Product
Portfolio
Committee
Research
Review
Committee
EC / PROP
Executive Team
Decision
maker
Feb. 28, 2007* Feb. 28, 2007* Jan. 31, 2007* Feb 28, 2007*
3.Recomm
end-ation
Feb 10, 2007* Feb. 10, 2007* Jan. 31, 2007* Jan 31, 2007*
2.
Evaluation
Number of
contracts; Rights
and obligations of
each
Number of
employees by
functional area
Number and
value of R&D
programs
Number, location,
and capability of
facility
1.
Assessmen
t
Contracts
HR
Change
management
R&D
Programs
Facilities/
Property
Process Summary
* All dates are tentative

#12
Decisions Yet to be Determined
Decisions Yet to be Determined
• Future plans for Tanox’s pipeline
• Future plans for Tanox’s sites
• Future status of employees
•
Who will be retained
•
How/when decisions will be made after close;
however, our intent is for decisions to be made
as quickly and with as much transparency as
possible
•
Where retained employees will be located
• Details of post-close integration and timeline

#13
Next Steps
Next Steps
•Today:
•
Small functional meetings with Genentech and Tanox
management
•Next few months:
•
Additional site visits to establish post-close integration plans
•
Deal not closed until at least Q1’07; Tanox remains an
independent company until the deal closes.  It is important to stay focused and keep moving projects forward during this time:
•
Tanox shareholder vote
•
Hart-Scott-Rodino submission and review
•
Review of deal by Federal Trade Commission
•
Transition team established

#14
Genentech Transition Team
Ashraf Hanna,
Team Leader
Mark Asbury
Leigh Morgan
Charles Calderaro
Sean Bohen
Andy Chan
Neil Cohen
Contracts R&D HR
Facilities/
Property
Communi
cation
Ray Sanchez-
Pescadore,
Project Manager
Brian Muma

#15
Forward Looking Statement
Forward Looking Statement
•
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of
1995. These forward-looking statements include, among other things, our expectations regarding the closing of the acquisition and the integration of the operations of Tanox, our belief that we have the right plans in place to meet future demand for our products, our belief regarding the future growth and profitability of Xolair and anti-IgE inhibition products, our future product development plans (including anti-IL 13 Mab for asthma, anti-Factor D Mab for dry AMD and anti-CD4 for
HIV), our expectations regarding the timing of our evaluations and decisions for transition plans, and the timing of and actual severance payment amounts for Tanox employees; planned manufacturing expansions and our manufacturing capacity, including expected timeframes for FDA filings and approval for licensure of manufacturing facilities and expected timeframe for facilities to become operational; and FDA approvals of yield improvements. Actual results could differ materially. Among other things, the transaction and its timing could be affected or prevented by failure of certain closing conditions to occur, including FTC or other regulatory actions or delays; integration of the Tanox business (including the timing of our decisions regarding such integration) could be affected by failures in our due diligence review of the Tanox business and failure to retain certain key employees; growth and profitability of our asthma and anti-IgE business (including Xolair) could be affected by adverse market conditions, increased competition, delay or failure of clinical programs, and safety or manufacturing issues; future development plans may be affected by changes in our corporate strategy, increased competition, regulatory actions or delays, unsuccessful clinical trials or third party intellectual property rights; Xolair clinical trials could be affected by a number of factors including unexpected safety, efficacy or manufacturing issues, additional time requirements for data analysis and FDA actions or delays; achieving sales revenue consistent with internal forecasts, unexpected expenses such as litigation or legal settlement expenses, changes in tax rules, adverse market conditions, increased competition, regulatory actions or delays; the severance described in this presentation will be subject to other terms and conditions set forth in the severance plan established by Genentech (including the execution of a release by each eligible employee); and the expected FDA filings and licensure timeframes, planned manufacturing expansions, manufacturing capacity, timeframes for FDA approvals of yield improvements and timeframe when manufacturing facilities will become operational could be affected by a number of factors including FDA or other regulatory actions or delays, failure to receive FDA approval and other delays or manufacturing issues. Please refer to Genentech’s periodic reports filed with the Securities and Exchange Commission. Such reports contain and identify important factors that could cause actual results to differ materially from those contained in our forward-looking statements. All such risk factors, including those found in our most recent Form 10-Q, are incorporated by reference into this transcript. We undertake no obligation to update or revise any forward-looking statements in the future.

#16 Thank You Thank You

#17 Q&A Session Q&A Session

This presentation was delivered by representatives of Genentech, Inc. to certain employees of Tanox, Inc. on November 17, 2006.

Additional Information and Where to Find It

This filing may be deemed to be solicitation material in respect of the proposed merger (“Merger”) between Genentech, Inc. and Tanox, Inc. In connection with the proposed merger, Tanox will file a proxy statement with the Securities and Exchange Commission (“SEC”). INVESTORS AND SECURITY HOLDERS OF TANOX ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The final proxy statement will be mailed to stockholders of Tanox. Investors and security holders may obtain a free copy of the proxy statement, when it becomes available, and other documents filed by Tanox with the SEC, at the SEC’s web site at http://www.sec.gov. Free copies of the proxy statement, when it becomes available, and Tanox’s other filings with the SEC may also be obtained from Tanox. Free copies of Tanox’s filings may be obtained by directing a request to Tanox, Inc., 10301 Stella Link, Houston, Texas 77025-5497, Attention: Investor Relations.

Participants in Solicitation

Tanox and its directors, executive officers and other members of its management and employees may be deemed to be soliciting proxies in favor of the Merger from Tanox stockholders. Information regarding Tanox’s directors and executive officers is available in Tanox’s proxy statement for its 2006 annual meeting of stockholders, which was filed with the SEC on April 28, 2006. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.